UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) September 21, 2004
                                                      (September 20, 2004)


                           Loehmann's Holdings Inc.
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            (Exact name of registrant as specified in its charter)


              Delaware                 000-31787                13-4129380
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 (State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)                File Number)          Identification No.)


                   2500 Halsey Street
                       Bronx, NY                                  10461
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           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   (718) 409-2000
                                                   ----------------------------


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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         In connection with a proposed private placement of debt securities (the "Notes") by Loehmann's Capital Corp. ("LCC"), a special purpose corporation formed for the sole purpose of issuing the Notes in connection with the financing of the merger (the "Merger") of DAH Merger Corporation ("DAH Merger") with and into Loehmann's Holdings Inc. ("Loehmann's"), LCC has prepared and distributed a confidential offering circular ("Offering Circular"). The Notes offered by LCC pursuant to the Offering Circular have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold absent registration or an applicable exemption from the registration requirements.

         The filing of the information in this report is not intended to, and does not, constitute a determination or admission by Loehmann's that the information in this report is material or complete or that investors or others should consider this information before making an investment decision with respect to any security of Loehmann's.

         Loehmann's has disclosed certain information pursuant to the Offering Circular that may be considered material non-public information. This information is set forth below.

                          NON-GAAP FINANCIAL MEASURES

         EBITDA represents net income plus interest expense, income taxes and depreciation and amortization. Adjusted EBITDA is calculated as EBITDA: (a) minus (i) the net proceeds to Loehmann's from the gain on the sale of a building in fiscal year 2002 and (ii) a gain on discharge of debt in the period from January 30, 2000 to October 9, 2000; and (b) plus (i) a write off of deferred financing fees in fiscal year 2003, (ii) charges for store closings in fiscal year 2001 and fiscal year 2002, (iii) reorganization costs and fresh start adjustments in fiscal year 1999 and in the period from January 30, 2000 to October 9, 2000, and (iv) fees and expenses related to the Merger and the related transactions.

         Loehmann's management uses EBITDA and adjusted EBITDA, in addition to net income, operating income and cash flows from operating activities, to assess Loehmann's performance and believes it is important for investors and others to be able to evaluate Loehmann's using the same measures used by management. In addition, Loehmann's management uses adjusted EBITDA to establish targets for certain executive compensation plans. Loehmann's management believes that EBITDA and adjusted EBITDA are important supplemental measures of operating performance because EBITDA and adjusted EBITDA provide investors and others with an indication of Loehmann's ability to fund Loehmann's operating capital expenditures and debt service requirements through earnings. In addition, Loehmann's management uses adjusted EBITDA because management believes adjusted EBITDA adds back and subtracts items to and from net income which management believes are generally not indicative of the core operating performance of Loehmann's continuing operations. Loehmann's management also believes that EBITDA and adjusted EBITDA are supplemental measurement tools used by analysts and investors to help evaluate a company's overall operating performance by including only transactions related to core cash operating business activities.

         Loehmann's management believes that the net proceeds received by Loehmann's from the sale of a building in fiscal year 2002 and the fees and expenses related to the Merger are not related to Loehmann's core business. Loehmann's management believes that the write off of deferred financing fees and charges for store closings will not be repetitive in nature over the long-term and that it is therefore meaningful to adjust for these items in calculating Loehmann's adjusted EBITDA. Loehmann's management believes that it is informative to adjust for these items so that Loehmann's core operating performance can be easily compared to that of other companies that have not incurred such a charge or write off. Reorganization costs for the periods presented include items such as the write-off of assets at closed stores, professional fees incurred in connection with Loehmann's reorganization and emergence from bankruptcy, lease rejection claims and related expenses. Loehmann's management does not believe these reorganization costs or the gain on extinguishment of debt are indicative of the core operating performance of Loehmann's continuing operations following Loehmann's reorganization. Loehmann's therefore believes that it is appropriate to adjust for these costs in calculating Loehmann's adjusted EBITDA to illustrate the earnings generated by Loehmann's ongoing business activities.

         Loehmann's management prepares adjusted EBITDA by adjusting EBITDA to eliminate the impact of a number of items that management does not consider indicative of Loehmann's ongoing operating performance. Investors and others are encouraged to evaluate each adjustment and the reasons Loehmann's management considers such adjustments appropriate for supplemental analysis. As an analytical tool, adjusted EBITDA is subject to all of the limitations applicable to EBITDA. In addition, in evaluating adjusted EBITDA, investors and others should be aware that in the future Loehmann's may incur expenses similar to the adjustments in this presentation. Loehmann's presentation of adjusted EBITDA should not be construed as an inference that Loehmann's future results will be unaffected by unusual or non-recurring items.

         EBITDA and adjusted EBITDA have limitations as analytical tools, and investors and others should not consider EBITDA and adjusted EBITDA in isolation, or as substitutes for analysis of the results of Loehmann's as reported under GAAP. Some of these limitations are:

     o they do not reflect Loehmann's cash expenditures, or future requirements for capital expenditures or contractual commitments;

     o they do not reflect changes in, or cash requirements for, Loehmann's working capital needs;

     o they do not reflect the significant expenses associated with Loehmann's financings, or the cash requirements necessary to service required payments under those financings;

     o although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and adjusted EBITDA do not reflect any cash requirements for such replacements;

     o they are not adjusted for all non-cash income or expense items that are reflected in Loehmann's statements of cash flows; and

     o other companies in Loehmann's industry may calculate these measures differently than LCC does, limiting the usefulness of such measures as comparative measures.

         EBITDA and adjusted EBITDA as calculated by Loehmann's management are not necessarily comparable to similarly titled measures reported by other companies. In addition, EBITDA and adjusted EBITDA are not prepared in accordance with GAAP, should not be considered as alternatives for net income, operating income, net cash provided by continuing operations or Loehmann's other financial information determined under GAAP and should not be considered as measures of Loehmann's profitability or liquidity.

         Loehmann's management believes the line on Loehmann's consolidated statement of operations entitled net income is the most directly comparable GAAP measure to EBITDA and adjusted EBITDA. The following table reconciles EBITDA and adjusted EBITDA to net income for each of the respective periods:


                                    Fiscal Years Ended                    Six Months Ended            LTM Ended
                            ---------------------------------------   ------------------------     -------------
                             February 2,  February 1,   January 31,     August 2,    July 31,         July 31,
                               2002          2003         2004            2003         2004             2004
                            ------------------------------------------------------------------------------------
                                                                      (unaudited)   (unaudited)      (unaudited)


Net Income................... $  7,093   $  12,597    $  7,913        $ 2,059     $  4,752         $  10,606
Plus:
Interest expense, net........    3,918       2,621       1,121            777           48               392
Income taxes.................       --       8,804       5,128          1,431        3,195             6,892
Depreciation and
  amortization                   9,800       8,881       9,746          4,784        5,086            10,030
                              --------   ---------    --------        -------     --------         ---------
EBITDA.......................   20,811      32,903      23,908          9,051       13,063            27,920
Gain on sale of Building.....       --      (3,924)         --             --           --                --
Charge for store closings....      500          45          --             --           --                --
Write off of deferred
  financing fees.............       --          --         548             --           --               548
Merger related costs........        --          --          --             --        1,648             1,648
                              --------   ---------    --------        -------     --------         ---------
Adjusted EBITDA.............  $ 21,311   $  29,024    $ 24,456        $ 9,051     $ 14,711         $  30,116
                              ========   =========    ========        =======     ========         =========


                                   BUSINESS

Attractive Customer Base

         Loehmann's core customer base is dominated by women between the ages of 30 and 55 with household incomes in excess of $100,000. Loehmann's maintains a database that is generated by Loehmann's "Insider Club," Loehmann's no-fee loyalty program. Loehmann's Insider Club database contains more than 1.2 million "active customers," defined as customers who have purchased merchandise at Loehmann's stores in the past 12 months. The Insider Club customers accounted for approximately 80% of Loehmann's net sales in fiscal year 2003. Among Loehmann's active customers, there are approximately 200,000 "Best Customers" who average approximately $1,000 in annual purchases, purchase goods an average of approximately 12 times per year and represent approximately 50% of Loehmann's net sales. Many of Loehmann's Best Customers have been Loehmann's customers for over 10 years. The size of Loehmann's Best Customer group increased by 24% during the past two years, and that group's average individual spending increased 8% during the same time period. Loehmann's management believes that Loehmann's long-standing and loyal customer base provides Loehmann's with a significant competitive advantage.

Strong Relationships with Wholesalers and Designers

         Loehmann's management has cultivated long-standing relationships with vendors, many of whom have been selling merchandise to Loehmann's for over 10 years. Loehmann's currently offers many highly recognizable American and European brand names, and no single vendor accounts for more than 4% of Loehmann's annual net sales.

Increased Comparable Store Sales

         Loehmann's management works to drive positive comparable store sales by expanding Loehmann's active customer database and increasing the annual average purchases of Loehmann's customers. Since 2001, through word of mouth, prospecting, point of sale data capture and customer retention programs, Loehmann's has successfully increased the size of Loehmann's active customer database by 36% to more than 1.2 million names. The percentage of net sales derived from Loehmann's active customers has increased from approximately 70% in fiscal year 2001 to approximately 80% in fiscal year 2003. During the same period, the number of Loehmann's Best Customers increased by 24% to approximately 200,000 and the average annual purchases of Loehmann's Best Customers increased by 8% to approximately $1,000. In the first six months of fiscal 2004, Loehmann's comparable store sales grew 7.6% compared to the first six months of fiscal year 2003. As of August 31, 2004, Loehmann's has generated positive comparable store sales growth for ten consecutive months.

Disciplined Growth Strategy for Traditional Stores

         Since February 3, 2002, Loehmann's has opened eight new stores. Six of these stores have been open for more than one full year, each of which was profitable on a store level basis for the twelve month period ended July 31, 2003.

Development of Free-Standing Shoe Stores

         Shoes are destination items at traditional Loehmann's stores and are Loehmann's fastest growing product category. Loehmann's management believes there is a significant opportunity to expand this business as no national discount retailer of shoes focusing solely on high-end brands currently exists. Loehmann's management began to implement the strategy of developing free-standing shoe stores in November 2003 and since then has opened shoe stores next to Loehmann's existing traditional stores in San Francisco, California and White Plains, New York. Both stores have exceeded Loehmann's sales and store contribution targets from inception. These shoe stores have allowed Loehmann's to fill the selling space that was dedicated to shoes in Loehmann's traditional stores with high-margin apparel. Loehmann's management believes these new shoe stores will allow Loehmann's to increase overall sales volume and bring new customers into Loehmann's traditional stores. Loehmann's management plans to open three to four shoe stores per year over the next five years at locations adjacent to or within close proximity to Loehmann's traditional stores to capitalize on Loehmann's brand equity.

                             CERTAIN RELATIONSHIPS

         Upon the consummation of the Merger, Loehmann's intends to enter into management agreements with each of Crescent Capital Investments, Inc. ("Crescent") and Casas, Benjamin & White, LLC ("CBW") pursuant to which each of Crescent and CBW will provide advisory services to Loehmann's with respect to, among other things, strategic planning; obtaining, structuring and negotiating financing; selecting professional service providers; and corporate transactions such as acquisitions and dispositions of assets and mergers. Each of the management agreements will remain in effect until the earliest to occur of: (i) the sale of Loehmann's to a non-affiliate, (ii) an initial public offering of Loehmann's common stock, (iii) gross negligence or willful misconduct by Crescent or CBW, as applicable, (iv) the dissolution of Loehmann's, (v) the mutual agreement of the parties, or (vi) the fifth anniversary of the consummation of the Merger. Pursuant to its respective management agreement, each of Crescent and CBW will receive a fixed annual advisory fee. Loehmann's, Crescent and CBW intend to fix the combined annual advisory fees to Crescent and CBW at an amount approximately equal to the historical annual cost to Loehmann's associated with being a public company, which amount will not exceed $420,000.

                           CAPITAL LEASE OBLIGATIONS

         Loehmann's OpCo has financed the purchase of certain equipment through capital leases and as a result, Loehmann's liabilities include outstanding capital lease obligations of approximately $570,000.

                                    LEASES

         The following table summarizes lease expirations and any renewal options as of July 31, 2004:


                                                              Number of Expiring
                                       Number of Leases           Leases with          Range in Years of
Fiscal Years                               Expiring             Renewal Options          Option Periods
------------                               --------             ---------------          --------------


2004.............................              1                        1                        5
2005.............................              4                        3                        5
2006.............................              3                        3                        5
2007.............................              5                        4                      5-10
2008.............................              3                        3                        5
2009 and thereafter..............             32                       23                        5
                                              --                       --
    Total........................             48                       37
                                              ==                       ==


                               LEGAL PROCEEDINGS

         On September 14, 2004, the plaintiffs in the consolidated purported class action pending against Loehmann's and its directors in the Court of Chancery of the State of Delaware in and for New Castle County filed a Motion for Expedited Proceeding and Discovery (the "Motion"). In the Motion, the plaintiffs indicated that they plan to file a motion for preliminary injunction to enjoin the Merger on the grounds that (i) Loehmann's and its directors allegedly failed to disclose material facts concerning the Merger to Loehmann's stockholders in the definitive proxy statement filed with the Securities and Exchange Commission and mailed to Loehmann's stockholders (the "Proxy Statement") in connection with the Merger and (ii) the members of Loehmann's board of directors allegedly failed to put Loehmann's stockholders' interests above the interests of the members of the board and failed to maximize stockholder value in agreeing to the terms of the Merger. The plaintiffs asked the court (i) to schedule a hearing on a motion for preliminary injunction in advance of the stockholders meeting, currently scheduled for October 13, 2004, to approve the Merger and (ii) to order expedited discovery so that discovery can be completed before the hearing. On September 17, 2004, the defendants filed a brief asking the court to deny the plaintiff's Motion.

         On September 15, 2004, the plaintiffs filed a Consolidated Amended Complaint (the "Amended Complaint") that names Loehmann's and Loehmann's directors as defendants and alleges among other things that the defendants breached their fiduciary duties to Loehmann's stockholders by approving the terms of the Merger. The Amended Complaint also includes allegations that Loehmann's failed to disclose in the Proxy Statement allegedly material information relating to the opinion delivered by and the financial analysis conducted by Peter J. Solomon Company, L.P. in connection with the board's consideration of the fairness of the proposed Merger to Loehmann's stockholders. The Amended Complaint seeks, among other things, certification as a class action, injunctive relief (including enjoining the Merger or rescission if the Merger is consummated), and compensatory and/or rescissory damages. The defendants have not yet answered the Amended Complaint. The defendants intend to vigorously defend against the allegations set forth in the Amended Complaint. The Amended Complaint does not name Crescent as a defendant.

                 UNAUDITED CONSOLIDATING FINANCIAL INFORMATION

         Set forth below is certain unaudited consolidating financial information for Loehmann's and its subsidiaries which was included in the Offering Circular.


                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                    Unaudited Condensed Consolidating Statement of Operations
                                               Fiscal Year Ended January 31, 2004
                                                         (in thousands)

                                             Loehmann's
                               Loehmann's   Real Estate                         Loehmann's   Loehmann's               Loehmann's
                               Operating     Holdings   Loehmann's                 Inc.       Holdings               Holdings Inc.
                                   Co.         Inc.        Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                               ---------------------------------------------------------------------------------------------------


Net sales ...................   $364,588     $  --       $ --       $   --        $364,588     $ --       $  --        $364,588
Other revenue ...............      1,777      10,481      8,624      (19,105)        1,777      8,624      (8,624)        1,777
Cost of sales ...............    225,942        --         --           --         225,942       --          --         225,942
                                ---------    --------    -------    ---------     --------     -------    --------     --------
  Gross margin ..............    140,423      10,481      8,624      (19,105)      140,423      8,624      (8,624)      140,423
Selling, general and
 administrative
 expenses ...................    115,967      10,481       --        (10,481)      115,967       --          --         115,967
Depreciation and
 amortization ...............      9,746        --         --           --           9,746       --          --           9,746
Write off of deferred
 financing fees .............        548        --         --           --             548       --          --             548
                                ---------    --------    -------    ---------     --------     -------    --------     --------
Operating income ............     14,162        --        8,624       (8,624)       14,162      8,624      (8,624)       14,162
Interest expense, net .......        410        --         --           --             410        711        --           1,121
                                ---------    --------    -------    ---------     --------     -------    --------     --------
Net income before
 income taxes ...............     13,752        --        8,624       (8,624)       13,752      7,913      (8,624)       13,041
Provision for income
 taxes, net .................      5,128        --         --           --           5,128       --          --           5,128
                                --------     -------    --------    ----------    --------     -------    --------     --------
Net income ..................   $  8,624     $  --       $8,624     $ (8,624)     $  8,624     $7,913     $(8,624)     $  7,913
                                ========     =======    =======     ==========    ========     =======    ========     ========



                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                    Unaudited Condensed Consolidating Statement of Operations
                                               Fiscal Year Ended February 1, 2003
                                                         (in thousands)


                                             Loehmann's
                               Loehmann's   Real Estate                         Loehmann's   Loehmann's               Loehmann's
                               Operating     Holdings   Loehmann's                 Inc.       Holdings               Holdings Inc.
                                   Co.         Inc.        Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                               ---------------------------------------------------------------------------------------------------


Net sales .................    $ 348,965     $ --      $  --      $   --       $ 348,965     $  --      $   --       $ 348,965
Other revenue .............        1,455      7,711     14,922     (22,633)        1,455      14,922     (14,922)        1,455
Cost of sales .............      214,931       --         --          --         214,931        --          --         214,931
                               ---------     ------    -------    --------     ---------     -------    --------     ---------
Gross margin ..............      135,489      7,711     14,922     (22,633)      135,489      14,922     (14,922)      135,489
Selling, general and
 administrative
 expenses .................      106,465      7,711       --        (7,711)      106,465        --          --         106,465
Depreciation and
 amortization .............        8,881       --         --          --           8,881        --          --           8,881
Gain on sale of
 building .................       (3,924)      --         --          --          (3,924)       --          --          (3,924)
Charge for store
 closing ..................           45       --         --          --              45        --          --              45
                               ---------     ------    -------    --------     ---------     -------    --------     ---------
Operating income ..........       24,022       --       14,922     (14,922)       24,022      14,922     (14,922)       24,022
Interest expense, net .....          296       --         --          --             296       2,325        --           2,621
                               ---------     ------    -------    --------     ---------     -------    --------     ---------
Net income before
 income taxes .............       23,726       --       14,922     (14,922)       23,726      12,597     (14,922)       21,401
Provision for income
 taxes, net ...............        8,804       --         --          --           8,804        --          --           8,804
                               ---------     ------    -------    ---------    ----------    --------   ---------    ----------
Net income ................    $  14,922     $ --      $14,922    $(14,922)    $  14,922     $12,597    $(14,922)    $  12,597
                               =========     ======    =======    =========    ==========    =======    =========    ==========



                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                    Unaudited Condensed Consolidating Statement of Operations
                                               Fiscal Year Ended February 2, 2002
                                                         (in thousands)


                                          Loehmann's                                                             Loehmann's
                             Loehmann's  Real Estate                        Loehmann's   Loehmann's               Holdings
                             Operating    Holdings   Loehmann's                 Inc.      Holdings                   Inc.
                                 Co.        Inc.       Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                            -------------------------------------------------------------------------------------------------



Net sales ................  $322,524     $ --       $ --       $   --        $322,524     $ --       $  --        $322,524
Other revenue ............     1,574      6,694      9,975      (16,669)        1,574      9,975      (9,975)        1,574
Cost of sales ............   202,923       --         --           --         202,923       --          --         202,923
                            ---------    -------    -------    ---------     ---------    --------   --------     ---------
Gross margin .............   121,175      6,694      9,975      (16,669)      121,175      9,975      (9,975)      121,175
Selling, general and
 administrative
 expenses ................    99,864      6,694       --         (6,694)       99,864       --          --          99,864
Depreciation and
 amortization ............     9,800       --         --           --           9,800       --          --           9,800
Charge for store
 closing .................       500       --         --           --             500       --          --             500
                            ---------    -------    -------    ---------     ---------    --------   --------     ---------
Operating income .........    11,011       --        9,975       (9,975)       11,011      9,975      (9,975)       11,011
Interest expense, net ....     1,036       --         --           --           1,036      2,882        --           3,918
                            ---------    -------    -------    ---------     ---------    --------   --------     ---------
Net income before
 income taxes ............     9,975       --        9,975       (9,975)        9,975      7,093      (9,975)        7,093
Provision for income
 taxes, net ..............      --         --         --           --            --         --          --            --
                            ---------    -------    -------    ---------     ---------    --------   --------     ---------
Net income ...............  $  9,975     $ --       $9,975     $ (9,975)     $  9,975     $7,093     $(9,975)     $  7,093
                            =========    =======    =======    =========     =========    ========   =========    =========



                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                              Unaudited Consolidating Balance Sheet
                                                     As of January 31, 2004
                                                         (in thousands)


                                          Loehmann's                                                             Loehmann's
                             Loehmann's  Real Estate                        Loehmann's   Loehmann's               Holdings
                             Operating    Holdings   Loehmann's                 Inc.      Holdings                   Inc.
                                 Co.        Inc.       Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                            -------------------------------------------------------------------------------------------------


Assets
Current assets:
   Cash and cash
   equivalents ...............   $  8,046   $  --     $  --     $   --      $   8,046    $  --     $   --      $  8,046
  Account receivable
   and other assets ..........      6,806       586      --         --          7,392       --         --         7,392
  Merchandise
   inventory .................     59,177      --        --         --         59,177       --         --        59,177
                                 ---------  --------  -------   ---------   ---------    -------   ---------   ---------
   Total current
    assets ...................     74,029       586      --         --         74,615       --         --        74,615
  Property,
   equipment and
   leaseholds, net ...........     43,893      --        --         --         43,893       --         --        43,893
  Deferred financing
   fees & other
   assets, net ...............      1,305      --        --         --          1,305       --         --         1,305
  Deferred tax asset .........       --        --        --         --           --        8,252       --         8,252
  Reorganization
   value in excess
   of identifiable
   assets, net ...............     11,243      --        --         --         11,243                  --        11,243
  Due from affiliate .........       --      26,126         1    (26,125)           2     38,806    (38,808)       --
  Investment in
   subsidiary ................       --        --      37,009    (37,009)        --       37,010    (37,010)       --
                                 ---------  --------  -------   ---------   ---------    -------   ---------   ---------
   Total assets ..............   $130,470   $26,712   $37,010   $(63,134)   $ 131,058    $84,068   $(75,818)   $139,308
                                ==========  ========  =======   =========   =========    ========  =========   =========

Liabilities and common stockholders' equity

 Current
  liabilities:
  Accounts payable ...........   $ 28,330   $  --     $  --     $   --      $  28,330    $  --     $   --      $ 28,330
  Accrued expenses ...........     18,923       118      --         --         19,041       --         --        19,041
                                 ---------  --------  -------   ---------   ---------    -------   ---------   ---------
   Total current
    liabilities ..............     47,253       118      --         --         47,371       --         --        47,371
  Deferred tax
   liability .................       --        --        --         --           --        3,441       --         3,441
  Other noncurrent
   liabilities ...............      6,167     1,703      --         --          7,870       --         --         7,870
  Due from affiliate .........     40,040    24,890      --      (26,123)      38,807          1    (38,808)       --
Stockholders'
 equity:
  Common stock ...............          1         1         1         (2)           1         67         (1)         67
  Additional paid-in
   capital ...................       --        --        --         --           --       50,361       --        50,361
  Retained earnings ..........     37,009      --      37,009    (37,009)     (37,009)    30,198    (37,009)     30,198
                                 ---------  --------  -------   ---------   ---------    -------   ---------   ---------
  Total
   stockholders'
   equity ....................     37,010         1    37,010    (37,011)      37,010     80,626    (37,010)     80,626
   Total liabilities
    and stockholders'
    equity ...................   $130,470   $26,712   $37,010   $(63,134)   $ 131,058    $84,068   $(75,818)   $139,308
                                ==========  ========  =======   =========   =========    ========  =========   =========



                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                              Unaudited Consolidating Balance Sheet
                                                     As of February 1, 2003
                                                         (in thousands)


                                          Loehmann's                                                             Loehmann's
                             Loehmann's  Real Estate                        Loehmann's   Loehmann's               Holdings
                             Operating    Holdings   Loehmann's                 Inc.      Holdings                   Inc.
                                 Co.        Inc.       Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                            -------------------------------------------------------------------------------------------------

Assets
Current assets:


  Cash and cash
   equivalents ...............  $ 11,217   $  --     $  --     $   --         $ 11,217   $  --     $   --      $ 11,217
  Account receivable
   and other assets ..........     6,144       484      --         --            6,628      --         --         6,628
  Merchandise
   inventory .................    51,506      --        --         --           51,506      --         --        51,506
                                ---------  --------  --------  --------       ---------  -------   -------     ---------
   Total current
    assets ...................    68,867       484      --         --           69,351      --         --        69,351
  Property,
   equipment and
   leaseholds, net ...........    45,087      --        --         --           45,087      --         --        45,087
  Deferred financing
   fees & other
   assets, net ...............     1,585      --        --         --            1,585      --         --         1,585
  Deferred tax asset .........      --        --        --         --             --       2,968       --         2,968
  Reorganization
   value in excess
   of identifiable
   assets, net ...............    15,988      --        --         --           15,988                 --        15,988
  Due from affiliate .........      --      15,645         1    (15,644)             2    52,656    (52,658)       --
  Investment in
   subsidiary ................      --        --      28,385    (28,385)          --      28,386    (28,386)       --
                                ---------  --------  --------  ---------      ---------  -------   ---------   ---------
   Total assets ..............  $131,527   $16,129   $28,386   $(44,029)      $132,013   $84,010   $(81,044)   $134,979
                                =========  ========  ========  =========      =========  =======   =========   =========

Liabilities and common stockholders' equity
 Current
  liabilities:
  Accounts payable ...........  $ 23,603   $  --     $  --     $   --         $ 23,603   $  --     $   --      $ 23,603
  Accrued expenses ...........    19,799        22      --         --           19,821       317       --        20,138
  Accrued income
   taxes .....................     1,351      --        --         --            1,351      --         --         1,351
                                ---------  --------  --------  ---------      ---------  -------   ---------   ---------
   Total current
    liabilities ..............    44,753        22      --         --           44,775       317       --        45,092
  11% Senior Notes
   due December 2005 .........      --        --        --         --             --      11,407       --        11,407
  Other noncurrent
   liabilities ...............     5,394       801      --         --            6,195      --         --         6,195
  Due from affiliate .........    52,994    15,305      --      (15,642)        52,657         1    (52,658)       --
Common stockholders'
 equity:
   Common stock ..............         1         1         1         (2)             1        66         (1)         66
  Additional paid in
   capital ...................      --        --        --         --             --      49,934       --        49,934
  Retained earnings ..........    28,385      --      28,385    (28,385)        28,385    22,285    (28,385)     22,285
                                ---------  --------  --------  ---------      ---------  -------   ---------   ---------
  Total stockholders'
   equity ....................    28,386         1    28,386    (28,387)        28,386    72,285    (28,386)     72,285
                                ---------  --------  --------  ---------      ---------  -------   ---------   ---------
   Total liabilities
    and stockholders'
    equity ...................  $131,527   $16,129   $28,386   $(44,029)      $132,013   $84,010   $(81,044)   $134,979
                                =========  ========  ========  =========      =========  ========  =========   =========



                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                        Unaudited Consolidating Statements of Cash Flows
                                            As of Fiscal Year Ended January 31, 2004
                                                         (in thousands)


                                               Loehmann's                                                             Loehmann's
                                  Loehmann's   Real Estate                        Loehmann's   Loehmann's               Holdings
                                  Operating     Holdings  Loehmann's                 Inc.      Holdings                   Inc.
                                      Co.         Inc.      Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                                  -------------------------------------------------------------------------------------------------


Cash flows from operating
 activities
Net income ......................... $  8,264    $  --      $ 8,624    $(8,624)   $  8,624    $  7,913    $(8,624)   $  7,913
Adjustments to reconcile net
 Income to net cash provided
 by operating activities:
  Depreciation and amortization ....    9,746       --         --         --         9,746        --         --         9,746
  Increase in deferred tax
   asset ...........................     --         --         --         --          --        (5,284)      --        (5,284)
  Increase in deferred tax
   liability .......................     --         --         --         --          --         3,441       --         3,441
  Adjustments to
   reorganization value ............    4,745       --         --         --         4,745        --         --         4,745
  Write off of financing fees ......      548       --         --         --           548        --         --           548
  Write off of fixed assets ........      135       --         --         --           135        --         --           135
  Equity in net income of
   subsidiary ......................  (12,954)      (896)    (8,624)     8,624     (13,850)      5,226      8,624        --
Change in assets and
 liabilities:
  Accounts receivable and
   other assets ....................     (662)      (102)      --         --          (764)       --         --          (764)
  Merchandise inventory ............   (7,671)      --         --         --        (7,671)       --         --        (7,671)
  Accounts payable .................    4,727       --         --         --         4,727        --         --         4,727
  Accrued expenses .................     (876)        96       --         --          (780)       (317)      --        (1,097)
  Accrued income taxes payable .....   (1,351)      --         --         --        (1,351)       --         ---       (1,351)
                                      ---------   --------   --------  --------   ----------   ---------    -------  ---------
Net change in current assets
 and liabilities ...................   (5,833)        (6)      --         --        (5,839)       (317)      --        (6,156)
Net change in other noncurrent
 assets and liabilities ............      730        902       --         --         1,632        --         --         1,632
                                      ---------   --------   --------  --------   ----------   ---------    -------  ---------
Total adjustments ..................   (2,883)      --       (8,624)     8,624      (2,883)      3,066      8,624       8,807
                                      ---------   --------   --------  --------   ----------   ---------    -------  ---------
    Net cash provided by
     operations ....................    5,741       --         --         --         5,741      10,979       --        16,720
                                      ---------   --------   --------  --------   ----------   ---------    -------  ---------
Cash flows from investing
 activities:
Capital expenditures ...............   (8,446)      --         --         --        (8,446)       --         --        (8,446)
                                      ---------   --------   --------  --------   ----------   ---------    -------  ---------
    Net cash used in investing
     activities ....................   (8,446)      --         --         --        (8,446)       --         --        (8,446)
                                      ---------   --------   --------  --------   ----------   ---------    -------  ---------
Cash flows from financing
 activities:
Payments on 11% Senior Notes .......     --         --         --         --          --       (11,407)      --       (11,407)
Net issuance of common stock .......     --         --         --         --          --           428       --           428
Other financing activities, net ....     (466)      --         --         --          (466)       --         --          (466)
                                      ---------   --------   --------  --------   ----------   ---------    -------  ---------
    Net cash used in financing
     activities ....................     (466)      --         --         --          (466)    (10,979)      --       (11,445)
                                      ---------   --------   --------  --------   ----------   ---------    -------  ---------
Net decrease in cash and cash
 equivalents .......................   (3,171)      --         --         --        (3,171)       --         --        (3,171)
Cash and cash equivalents at
 beginning of period ...............   11,217       --         --         --        11,217        --         --        11,217
                                     ----------  ---------  ---------  --------   ----------  ----------  - -------  ---------
Cash and cash equivalents at
 end of period ..................... $  8,046    $  --      $  --      $  --      $  8,046    $   --      $  --      $  8,046
                                     =========   =========  =========  ========   ==========  ==========  =========  =========



                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                        Unaudited Consolidating Statements of Cash Flows
                                            As of Fiscal Year Ended February 1, 2003
                                                         (in thousands)


                                               Loehmann's                                                             Loehmann's
                                  Loehmann's   Real Estate                        Loehmann's   Loehmann's               Holdings
                                  Operating     Holdings  Loehmann's                 Inc.      Holdings                   Inc.
                                      Co.         Inc.      Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                                  -------------------------------------------------------------------------------------------------


Cash flows from operating
 activities:
Net income....................    $ 14,922     $    --    $ 14,922    $(14,922)  $  14,922   $ 12,597    $(14,922)  $  12,597
Adjustments to reconcile net
 Income to net cash provided
 by operating activities:
  Depreciation and
    amortization..............       8,881          --          --          --       8,881         --          --       8,881
  Increase in deferred tax
   asset......................          --          --          --          --          --       (611)         --        (611)
  Adjustments to
   reorganization value.......       3,393          --          --          --       3,393         --          --       3,393
  Charge for store closing....         401          --          --          --         401         --          --         401
  Gain on sale of building....      (3,924)         --          --          --      (3,924)        --          --      (3,924)
  Equity in net income of
   subsidiary.................     (18,389)       (146)    (14,922)     14,922     (18,535)     3,613      14,922          --
Change in assets and
 liabilities:
  Accounts receivable and
   other assets...............        (579)        (46)         --          --        (625)        --          --        (625)
  Merchandise inventory.......      (7,534)         --          --          --      (7,534)        --          --      (7,534)
  Accounts payable............       4,176          --          --          --       4,176         --          --       4,176
  Accrued expenses............       2,372        (193)         --          --       2,179       (478)         --       1,701
  Accrued income taxes payable         463                                             463                                463
                                  ----------     ---------  ---------  --------   ----------  ----------  ---------  ---------
Net change in current assets
 and liabilities..............      (1,102)       (239)         --          --      (1,341)      (478)         --      (1,819)
Net change in other noncurrent
 assets and liabilities.......         120         385          --          --         505         --          --         505
                                  ----------     ---------  ---------  --------   ----------  ----------  ---------  ---------
Total adjustments.............     (10,620)         --     (14,922)     14,922     (10,620)     2,524      14,922       6,826
                                  ----------     ---------  ---------  --------   ----------  ----------  ---------  ---------
    Net cash provided by
     operations...............       4,302          --          --          --       4,302     15,121          --      19,423
                                  ----------     ---------  ---------  --------   ----------  ----------  ---------  ---------
Cash flows from investing
 activities:
Capital expenditures..........     (11,656)         --          --          --     (11,656)        --          --     (11,656)
Net proceeds from sale of
 building.....................       4,839          --          --          --       4,839         --          --       4,839
                                  ----------     ---------  ---------  --------   ----------  ----------  ---------  ---------
    Net cash used in investing
     activities...............      (6,817)         --          --          --      (6,817)        --          --      (6,817)
                                  ----------     ---------  ---------  --------   ----------  ----------  ---------  ---------
Cash flows from financing
 activities:
Payments on 11% Senior Notes..          --          --          --          --          --    (15,121)         --     (15,121)
Other financing activities, net       (150)         --          --          --        (150)        --          --        (150)
                                  ----------     ---------  ---------  --------   ----------  ----------  ---------  ---------
    Net cash used in financing
     activities...............        (150)         --          --          --        (150)   (15,121)         --     (15,271)
                                  ----------     ---------  ---------  --------   ----------  ----------  ---------  ---------
Net decrease in cash and cash
 equivalents..................      (2,665)         --          --          --      (2,665)        --          --      (2,665)
Cash and cash equivalents at
 beginning of period..........      13,882          --          --          --      13,882         --          --      13,882
                                  ----------     ---------  ---------  --------   ----------  ----------  ---------  ---------
Cash and cash equivalents at
 end of period................    $ 11,217     $    --      $   --     $    --   $  11,217    $    --     $    --    $ 11,217
                                  ==========   ===========  =========  ========   ==========  ==========  =========  =========


                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                        Unaudited Consolidating Statements of Cash Flows
                                            As of Fiscal Year Ended February 2, 2002
                                                         (in thousands)

                                               Loehmann's                                                             Loehmann's
                                  Loehmann's   Real Estate                        Loehmann's   Loehmann's               Holdings
                                  Operating     Holdings  Loehmann's                 Inc.      Holdings                   Inc.
                                      Co.         Inc.      Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                                  -------------------------------------------------------------------------------------------------


Cash flows from operating
 activities:
Net income.....................    $  9,675    $    --      $ 9,975    $(9,975)    $ 9,975     $ 7,093    $(9,975)    $ 7,093
Adjustments to reconcile net
 Income to net cash provided
   by operating activities:
  Depreciation and amortization       9,800         --           --         --       9,800          --         --       9,800
  Non-cash PIK interest on 11%
   senior notes................          --         --           --         --          --       1,528         --       1,528
  Increase in deferred tax asset         --         --           --         --          --      (2,357)        --      (2,357)
  Adjustments to reorganization
   value.......................        (694)        --           --         --        (694)         --         --        (694)
  Charge for store closing.....         500         --           --         --         500          --         --         500
  Equity in net income of
   subsidiary..................      (3,617)      (191)      (9,975)     9,975      (3,808)     (6,167)     9,975          --
Change in assets and
 liabilities:
  Accounts receivable and other
   assets......................         (46)      (175)          --         --        (221)         --         --        (221)
  Merchandise inventory........       1,759         --           --         --       1,759          --         --       1,759
  Accounts payable.............       7,307         --           --         --       7,307          --         --       7,307
  Accrued expenses.............      (1,166)        55           --         --      (1,111)         --         --      (1,209)
  Accrued income taxes payable.        (783)        --           --         --        (783)         --         --        (783)
                                  ----------    ---------  ---------   --------   ----------  ----------  ---------  ---------
Net change in current assets
 and liabilities...............       7,071       (120)          --         --       6,951         (98)        --       6,853
Net change in other noncurrent
 assets and liabilities........         437        311           --         --         748           1         --         749
                                  ----------    ---------  ---------   --------   ----------  ----------  ---------  ---------
Total adjustments..............      13,497         --       (9,975)     9,975      13,497      (7,093)     9,975      16,379
                                  ----------    ---------  ---------   --------   ----------  ----------  ---------  ---------
    Net cash provided by
     operations................      23,472         --           --         --      23,472          --         --      23,472
                                  ----------    ---------  ---------   --------   ----------  ----------  ---------  ---------
Cash flows from investing
 activities:
Capital expenditures...........      (4,609)        --           --         --      (4,609)         --         --      (4,609)
                                  ----------    ---------  ---------   --------   ----------  ----------  ---------  ---------
    Net cash used in investing
     activities................      (4,609)        --           --         --      (4,609)         --         --      (4,609)
                                  ----------    ---------  ---------   --------   ----------  ----------  ---------  ---------
Cash flows from financing
 activities:
Payments on revolving credit
 facility, net.................      (6,568)        --           --         --      (6,568)         --         --      (6,568)
                                  ----------    ---------  ---------   --------   ----------  ----------  ---------  ---------
    Net cash used in financing
     activities................      (6,568)        --           --         --      (6,568)         --         --      (6,568)
                                  ----------    ---------  ---------   --------   ----------  ----------  ---------  ---------
Net increase in cash and cash
 equivalents...................      12,295         --           --         --      12,295          --         --      12,295
Cash and cash equivalents at
 beginning of period...........       1,587         --           --         --       1,587          --         --       1,587
                                  ----------    ---------  ---------   --------   ----------  ----------  ---------  ---------
Cash and cash equivalents at
 end of period.................    $ 13,882    $    --      $    --    $    --     $13,882     $    --    $    --     $13,882
                                  ==========   ===========  =========  ========   ==========  ==========  =========  =========


                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                    Unaudited Condensed Consolidating Statement of Operations
                                                 Six Months Ended July 31, 2004
                                                         (in thousands)

                                               Loehmann's                                                             Loehmann's
                                  Loehmann's   Real Estate                        Loehmann's   Loehmann's               Holdings
                                  Operating     Holdings  Loehmann's                 Inc.      Holdings                   Inc.
                                      Co.         Inc.      Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                                  -------------------------------------------------------------------------------------------------


Net sales................         $190,208    $    --    $    --     $     --    $ 190,208    $    --     $    --     $ 190,208
Other revenue............              910      6,267      4,752      (11,019)         910      4,752      (4,752)          910
Cost of sales............          114,291         --         --           --      114,291         --          --       114,291
                                  ----------  ---------- ---------   --------   ----------   ----------  ---------    ---------
Gross margin.............           76,827      6,267      4,752      (11,019)      76,827      4,752      (4,752)       76,827
Selling, general and
   administrative expenses          62,116      6,267         --       (6,267)      62,116         --          --        62,116
Merger related costs.....            1,648         --         --           --        1,648         --          --         1,648
Depreciation and
   amortization..........            5,068         --         --           --        5,068         --          --         5,068
                                  ----------  ---------- ---------   --------   ----------   ----------  ---------    ---------
Operating income.........            7,995         --      4,752       (4,752)       7,995      4,752      (4,752)        7,995
Interest expense, net....               48         --         --           --           48         --          --            48
                                  ----------  ---------- ---------   --------   ----------   ----------  ---------    ---------
Net income before income
   taxes.................            7,947         --      4,752       (4,752)       7,947      4,752      (4,752)        7,947
Provision for income taxes           3,195         --         --           --        3,195         --          --         3,195
                                  ----------  ---------- ---------   --------   ----------   ----------  ---------    ---------
Net income...............         $  4,752    $    --     $4,752     $ (4,752)   $   4,752    $ 4,752     $(4,752)    $   4,752
                                  ==========  ========== =========   ========   ==========   ==========  =========    =========


                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                    Unaudited Condensed Consolidating Statement of Operations
                                                 Six Months Ended August 2, 2003
                                                         (in thousands)

                                               Loehmann's                                                             Loehmann's
                                  Loehmann's   Real Estate                        Loehmann's   Loehmann's               Holdings
                                  Operating     Holdings  Loehmann's                 Inc.      Holdings                   Inc.
                                      Co.         Inc.      Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                                  -------------------------------------------------------------------------------------------------


Net sales................         $169,707     $    --     $    --     $    --    $ 169,707    $    --     $    --    $ 169,707
Other revenue............              752       4,117       2,601      (6,718)         752      2,601      (2,601)         752
Cost of sales............          105,417          --          --          --      105,417         --          --      105,417
                                  ----------  ---------- ---------    --------   ----------   ----------  ---------    ---------
Gross margin.............           65,042       4,117       2,601      (6,718)      65,042      2,601      (2,601)      65,042
Selling, general and
   administrative expenses          55,991       4,117          --      (4,117)      55,991         --          --       55,991
Depreciation and
   amortization..........            4,784          --          --          --        4,784         --          --        4,784
                                  ----------  ---------- ---------    --------   ----------   ----------  ---------    ---------
Operating income.........            4,267          --       2,601      (2,601)       4,267      2,601      (2,601)       4,267
Interest expense, net....              235          --          --          --          235        542          --          777
                                  ----------  ---------- ---------    --------   ----------   ----------  ---------    ---------
Net income before income
   taxes.................            4,032          --       2,601      (2,601)       4,032      2,059      (2,601)       3,490
Provision for income taxes           1,431          --          --          --        1,431         --          --        1,431
                                  ----------  ---------- ---------    --------   ----------   ----------  ---------    ---------
Net income...............         $  2,601     $    --    $  2,601     $(2,601)   $   2,601    $ 2,059     $(2,601)   $   2,059
                                  ==========  ========== =========    ========   ==========   ==========  =========    =========


                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                              Unaudited Consolidating Balance Sheet
                                                       As of July 31, 2004
                                                         (in thousands)

                                               Loehmann's                                                             Loehmann's
                                  Loehmann's   Real Estate                        Loehmann's   Loehmann's               Holdings
                                  Operating     Holdings  Loehmann's                 Inc.      Holdings                   Inc.
                                      Co.         Inc.      Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                                  -------------------------------------------------------------------------------------------------


Assets
Current assets:
  Cash and cash equivalents...   $   8,869  $      --   $      --    $     --   $   8,869   $      --    $      --   $   8,869
  Account receivable and
   other assets...............       7,467        549          --          --       8,016          --           --       8,016
  Merchandise inventory.......      68,767         --          --          --      68,767          --           --      68,767
                                 ---------- ----------  ---------    --------   ----------  ----------   ---------   ---------
   Total current assets.......      85,103        549          --          --      85,652          --           --      85,652
Property, equipment and
 leaseholds, net..............      43,834         --          --          --      43,834          --           --      43,834
Deferred financing fees &
 other assets, net............       1,495         --          --          --       1,495          --           --       1,495
Deferred tax asset............          --         --          --          --          --       8,252           --       8,252
Reorganization value in
 excess of identifiable
 assets, net..................      11,322         --          --          --      11,322          --           --      11,322
Due from affiliate............          --     32,628           1     (32,627)          2      38,806      (38,808)         --
Investment in subsidiary......          --         --      41,761     (41,761)         --      41,762      (41,762)         --
                                 ---------- ----------  ---------    --------   ----------  ----------   ---------   ---------
   Total assets...............   $ 141,754  $  33,177   $  41,762    $(74,388)  $ 142,305   $  88,820    $ (80,570)  $ 150,555
                                 ========== ==========  =========    ========   ==========  ==========   =========   =========
Liabilities and common
  stockholders' equity
Current liabilities:
  Accounts payable............   $  30,989  $      --   $      --    $     --   $  30,989   $      --    $      --   $  30,989
  Accrued expenses............      18,964         96          --          --      19,060          --           --      19,060
  Accrued income taxes........       2,729         --          --          --       2,729          --           --       2,729
                                 ---------- ----------  ---------    --------   ----------  ----------   ---------   ---------
   Total current liabilities        52,682         96          --          --      52,778          --           --      52,778
Deferred tax liability........          --         --          --          --          --       3,441           --       3,441
Other noncurrent liabilities         6,861      2,097          --          --       8,958          --           --       8,958
Due from affiliate............      40,449     30,983          --     (32,625)     38,807           1      (38,808)         --
Common stockholders' equity:
Common stock..................           1          1           1          (2)          1          67           (1)         67
Additional paid in capital              --         --          --          --          --      50,361           --      50,361
Retained earnings.............      41,761         --      41,761     (41,761)     41,761      34,950      (41,761)     34,950
                                 ---------- ----------  ---------    --------   ----------  ----------   ---------   ---------
Total stockholders' equity          41,762          1      41,762     (41,763)     41,762      85,378      (41,762)     85,378
                                 ---------- ----------  ---------    --------   ----------  ----------   ---------   ---------
   Total liabilities and
    stockholders' equity......   $ 141,754  $  33,177   $  41,762    $(74,388)  $ 142,305   $  88,820    $ (80,570)  $ 150,555
                                 ========== ==========  =========    ========   ==========  ==========   =========   =========


                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                              Unaudited Consolidating Balance Sheet
                                                      As of August 2, 2003
                                                         (in thousands)

                                               Loehmann's                                                             Loehmann's
                                  Loehmann's   Real Estate                        Loehmann's   Loehmann's               Holdings
                                  Operating     Holdings  Loehmann's                 Inc.      Holdings                   Inc.
                                      Co.         Inc.      Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                                  -------------------------------------------------------------------------------------------------

Assets
Current assets:
  Cash and cash equivalents...     $    1,081  $      --   $     --    $     --   $   1,081   $      --    $     --   $   1,081
  Account receivable and
   other assets..............           6,945        539         --          --       7,484          --          --       7,484
  Merchandise inventory......          58,611         --         --          --      58,611          --          --      58,611
                                   ---------- ----------   ---------   --------   ----------  ----------   ---------  ----------
   Total current assets......          66,637        539         --          --      67,176          --          --      67,176
Property, equipment and
 leaseholds, net.............          44,681         --         --          --      44,681          --          --      44,681
Deferred financing fees &
 other assets, net...........           1,445         --         --          --       1,445          --          --       1,445
Deferred tax asset...........              --         --         --          --          --       2,968          --       2,968
Reorganization value in
 excess of identifiable
 assets, net.................          15,988         --         --          --      15,988          --          --      15,988
Due from affiliate...........              --     19,980          1     (19,979)          2      46,684     (46,686)         --
Investment in subsidiary.....              --         --     30,986     (30,986)         --      30,987     (30,987)         --
                                   ---------- ----------   ---------   --------   ----------  ----------   ---------  ----------
   Total assets..............      $  128,751  $  20,519   $ 30,987    $(50,965)  $ 129,292   $  80,639    $(77,673)  $ 132,258
                                   ==========  ==========  =========   ========   ==========  ==========   =========  ==========
Liabilities and common
  stockholders' equity
Current liabilities:
  Accounts payable...........      $   23,088  $     --   $      --    $      --  $  23,088   $      --    $     --   $  23,088
  Revolving credit facility..           4,057        --          --           --      4,057          --          --       4,057
  Accrued expenses...........          17,323       150          --           --     17,473         162          --      17,635
  Income tax payable.........             162        --          --           --        162                                 162
                                   ---------- ----------   ---------   --------   ----------  ----------   ---------  ----------
   Total current liabilities.          44,630       150          --           --     44,780         162          --      44,942
11% Senior notes due
 December 2005...............              --        --          --           --         --       5,703          --       5,703
Other noncurrent liabilities.           5,882       958          --           --      6,840          --          --       6,840
Due from affiliate...........          47,252    19,410          --     (19,977)     46,685           1     (46,686)         --
Common stockholders' equity:
Common stock.................               1         1           1          (2)          1          67          (1)         67
Additional paid in capital...              --        --          --           --         --      50,362          --      50,362
Retained earnings............          30,986        --      30,986     (30,986)     30,986      24,344     (30,986)     24,344
                                   ---------- ----------   ---------   --------   ----------  ----------   ---------  ----------
Total stockholders' equity...          30,987         1      30,987     (30,988)     30,987      74,773     (30,987)     74,773
   Total liabilities and
    stockholders' equity.....      $  128,751  $ 20,519   $  30,987    $(50,965)  $ 129,292   $  80,639    $(77,673)  $ 132,258
                                   ==========  ==========  =========   ========   ==========  ==========   =========  ==========


                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                        Unaudited Consolidating Statements of Cash Flows
                                             For The Six Months Ended July 31, 2004
                                                         (in thousands)

                                               Loehmann's                                                             Loehmann's
                                  Loehmann's   Real Estate                        Loehmann's   Loehmann's               Holdings
                                  Operating     Holdings  Loehmann's                 Inc.      Holdings                   Inc.
                                      Co.         Inc.      Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                                  -------------------------------------------------------------------------------------------------

Cash flows from operating
 activities:
Net income..................     $   4,752    $    --     $  4,752    $ (4,752)    $ 4,752     $ 4,752    $(4,752)    $  4,752
Adjustments to reconcile
 net Income to net cash
 (used in) provided by
 operating activities:
 Depreciation and
  amortization..............         4,899         --           --         --       4,899           --         --        4,899
 Adjustments to
  reorganization value......           (79)        --           --         --         (79)          --         --          (79)
 Loss on disposal of
  assets....................           169         --           --         --         169           --         --          169
 Equity in net income of
  subsidiary................           409       (409)      (4,752)     4,752          --       (4,752)     4,752           --
 Change in assets and
  liabilities:
  Accounts receivable and
   other assets.............         (661)         37           --         --        (624)          --         --         (624)
  Merchandise inventory.....       (9,590)         --           --         --      (9,590)          --         --       (9,590)
  Accounts payable..........        2,659          --           --         --       2,659           --         --        2,659
  Accrued expenses..........           41         (22)          --         --          19           --         --           19
  Accrued income taxes
   payable..................        2,729          --           --         --       2,729           --         --        2,729
                                 ----------  ----------   ---------   --------   ----------  ----------   ---------  ----------
Net change in current
 assets and liabilities.....      (4,822)          15           --         --      (4,807)          --         --       (4,807)
Net change in other
 noncurrent assets and
 liabilities................         399          394           --         --         793           --         --          793
                                 ----------  ----------   ---------   --------   ----------  ----------   ---------  ----------
Total adjustments...........         975           --       (4,752)     4,752         975       (4,752)     4,752          975
                                 ----------  ----------   ---------   --------   ----------  ----------   ---------  ----------
   Net cash (used in)
    provided by operations..       5,727           --           --         --       5,727           --         --        5,727
                                 ----------  ----------   ---------   --------   ----------  ----------   ---------  ----------
Cash flows from investing
 activities:
Capital expenditures........      (4,358)          --           --         --      (4,358)          --         --       (4,358)
                                 ----------  ----------   ---------   --------   ----------  ----------   ---------  ----------
   Net cash used in
    investing activities....      (4,358)          --           --         --      (4,358)          --         --       (4,358)
                                 ----------  ----------   ---------   --------   ----------  ----------   ---------  ----------
Cash flows from financing
 activities:
Other financing
 activities, net............        (546)          --           --         --        (546)          --         --         (546)
                                 ----------  ----------   ---------   --------   ----------  ----------   ---------  ----------
   Net cash provided by
    (used in) financing
    activities..............        (546)          --           --         --        (546)          --         --         (546)
                                 ----------  ----------   ---------   --------   ----------  ----------   ---------  ----------
Net increase in cash and
 cash equivalents...........         823           --           --         --         823           --         --          823
Cash and cash equivalents
 at beginning of period.....       8,046           --           --         --       8,046           --         --        8,046
                                 ----------  ----------   ---------   --------   ----------  ----------   ---------  ----------
Cash and cash equivalents
 at end of period...........     $ 8,869     $     --     $     --    $    --     $ 8,869     $     --    $    --     $  8,869
                                 ==========  ==========   =========   ========   ==========  ==========   =========  ==========


                                            LOEHMANN'S HOLDINGS INC. AND SUBSIDIARIES

                                        Unaudited Consolidating Statements of Cash Flows
                                             For The Six Months Ended August 2, 2003
                                                         (in thousands)

                                               Loehmann's                                                             Loehmann's
                                  Loehmann's   Real Estate                        Loehmann's   Loehmann's               Holdings
                                  Operating     Holdings  Loehmann's                 Inc.      Holdings                   Inc.
                                      Co.         Inc.      Inc.    Eliminations Consolidated    Inc.   Eliminations  Consolidated
                                  -------------------------------------------------------------------------------------------------

Cash flows from
 operating activities:
Net income.................      $    2,601   $     --     $   2,601   $ (2,601)  $    2,601  $    2,059   $ (2,601)  $   2,059
Adjustments to reconcile
 net Income to net cash
 provided by operating
 activities:
  Depreciation and
   amortization............           4,784         --            --         --        4,784          --         --       4,784
  Loss on disposal of
   assets...............                187         --            --         --          187          --         --         187
  Equity in net income
   of subsidiary........             (5,742)      (230)       (2,601)     2,601       (5,972)      3,371      2,601          --
Change in assets and
 liabilities:
  Accounts receivable
   and other assets.....             (1,631)       (55)           --         --       (1,686)         --         --      (1,686)
  Merchandise inventory.             (7,105)        --            --         --       (7,105)         --         --      (7,105)
  Accounts payable......               (515)        --            --         --         (515)         --         --        (515)
  Accrued expenses......             (1,646)       128            --         --       (1,518)       (155)        --      (1,673)
  Accrued income taxes
   payable..............             (1,189)        --            --         --       (1,189)         --         --      (1,189)
                                 ----------   ----------   ---------   --------   ----------  ----------   ---------  ----------
Net change in current
 assets and liabilities.            (12,086)        73            --         --      (12,013)       (155)        --     (12,168)
Net change in other
 noncurrent assets and
 liabilities............                485        157            --         --          642          --         --         642
                                 ----------   ----------   ---------   --------   ----------  ----------   ---------  ----------
Total adjustments.......            (12,372)        --        (2,601)     2,601      (12,372)      3,216      2,601      (6,555)
                                 ----------   ----------   ---------   --------   ----------  ----------   ---------  ----------
   Net cash provided by
    operations..........             (9,771)        --            --         --       (9,771)      5,275         --      (4,496)
                                 ----------   ----------   ---------   --------   ----------  ----------   ---------  ----------
Cash flows from
 investing activities:
Capital expenditures....             (4,422)        --            --         --       (4,422)         --         --      (4,422)
                                 ----------   ----------   ---------   --------   ----------  ----------   ---------  ----------
   Net cash used in
    investing activities             (4,422)        --            --         --       (4,422)         --         --      (4,422)
                                 ----------   ----------   ---------   --------   ----------  ----------   ---------  ----------
Cash flows from
 financing activities:
Borrowings under the
 credit facility, net...              4,057         --            --         --        4,057          --         --       4,057
Net issuance of common
 stock..................                 --         --            --         --           --         429         --         429
Repayment of 11% senior
 notes..................                 --         --            --         --           --      (5,704)        --      (5,704)
Other financing
 activities, net........                 --         --            --         --           --          --         --          --
                                 ----------   ----------   ---------   --------   ----------  ----------   ---------  ----------
   Net cash used in
    financing activities              4,057         --            --         --        4,057      (5,275)        --      (1,218)
                                 ----------   ----------   ---------   --------   ----------  ----------   ---------  ----------
Net decrease in cash and
 cash equivalents.......            (10,136)        --            --         --      (10,136)         --         --     (10,136)
Cash and cash
 equivalents at
 beginning of period....             11,217         --            --         --       11,217          --         --      11,217
                                 ----------   ----------   ---------   --------   ----------  ----------   ---------  ----------
Cash and cash
 equivalents at end of
 period.................         $    1,081  $      --     $      --   $     --   $    1,081  $       --   $     --   $   1,081
                                 ==========  ==========    =========   ========   ==========  ==========   =========  ==========

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LOEHMANN'S HOLDINGS INC.


                                           By: /s/ Robert Glass
                                               --------------------------
                                               Name:  Robert Glass
                                               Title: Chief Operating Officer,
                                                      Chief Financial Officer
                                                      and Secretary

Date:  September 21, 2004